FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                               NFO WORLDWIDE, INC.
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      Delaware                                                  06-1327424
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(State of incorporation                                      (I.R.S. Employer
   or organization)                                        Identification No.)


2 Pickwick Plaza, Suite 400, Greenwich, Connecticut               06830-5530
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(Address of principal executive offices)                          (Zip Code)


              Securities to be registered pursuant to Section 12(b)
                                   of the Act:

Title of each class to be so             Name of each exchange on which each
registered                               class is to be registered

Common Stock, par value $0.01 per share                   NYSE
---------------------------------------  ---------------------------------------


       Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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                                (Title of Class)



                             Page 1 of 5 Pages
                      Exhibit Index is Located on Page 5

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Item 1.     Description of Registrant's Securities to be Registered.
            -------------------------------------------------------

            The description of the Registrant's Common Stock is incorporated by reference to the information appearing under the caption "Description of Capital Stock" on pages 37-40 of the Prospectus dated February 24, 1993 that forms a part of the Registrant's Registration Statement on Form S-1 (the "Registration Statement") declared effective on April 7, 1993 (File No. 33-58748).


Item 2.     Exhibits.
            --------

            The following exhibits shall be filed with each copy of this registration statement filed with the NYSE, but need not be filed with, or incorporated by reference in, copies of this registration statement to be filed with the Securities and Exchange Commission:

            1. Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 1996.

            2.(a) Quarterly Report on Form 10-Q of the Registrant for the fiscal quarter ended March 31, 1997.

              (b) Quarterly Report on Form 10-Q of the Registrant for the fiscal quarter ended June 30, 1997.

              (c) Quarterly Report on Form 10-Q of the Registrant for the fiscal quarter ended September 30, 1997.

            3. Proxy Statement of the Registrant dated April 10, 1997 filed pursuant to Section 14 of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (File No. 000-21460).

            4.(a) Restated Certificate of Incorporation of the Registrant, as
                  amended (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-3 filed on October 22, 1997 (File No. 333-38497)).

              (b) Amended and Restated By-laws of the Registrant (incorporated by reference to Exhibit 4.2 to the Registrant's registration statement on Form S-8 declared effective on December 29, 1993 (File No. 33- 73516)).

            5. Form of specimen certificate for the Registrant's Common Stock (incorporated by reference to Exhibit 4.1 to the Registration Statement).


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                      Exhibit Index is Located on Page 5

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            6,    Annual Report to Stockholders for fiscal year ended December
                  31, 1996.






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                      Exhibit Index is Located on Page 5

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                                  SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  December 12, 1997

                               NFO WORLDWIDE, INC.

                               By:   /s/ David J. Gorman
                                  -----------------------------
                                     David J. Gorman,
                                     Vice President, Assistant Treasurer and
                                     Assistant Secretary








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                      Exhibit Index is Located on Page 5

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                               INDEX TO EXHIBITS

Exhibit                                                             Sequentially
Number                           Exhibit                           Numbered Page
------                           -------                           -------------

1.        Annual Report on Form 10-K of the Registrant for the            5
          fiscal year ended December 31, 1996.

2.(a) Quarterly Report on Form 10-Q of the Registrant for the fiscal quarter ended March 31, 1997.

  (b) Quarterly Report on Form 10-Q of the Registrant for the fiscal quarter ended June 30, 1997.

  (c) Quarterly Report on Form 10-Q of the Registrant for the fiscal quarter ended September 30, 1997.

3. Proxy Statement of the Registrant dated April 10, 1997 filed pursuant to Section 14 of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (File No. 000-21460).

4.(a) Restated Certificate of Incorporation of the Registrant, as amended (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-3 declared filed on October 22, 1997 (File No. 333-38497)).

  (b)     Amended and Restated By-laws of the Registrant
          (incorporated by reference to Exhibit 4.2 to the Registrant's registration statement on Form S-8 declared effective on December 29, 1993 (File No. 33-73516)).

5. Form of specimen certificate for the Registrant's Common Stock (incorporated by reference to Exhibit 4.1 to the Registration Statement).

6.        Annual Report to Stockholders for fiscal year ended
          December 31, 1996.



                             Page 5 of 5 Pages
                      Exhibit Index is Located on Page 5